UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

——————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: July 15, 2005

(Date of earliest event reported: July 11, 2005)

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA (State or other jurisdiction of incorporation)	1-4928 (Commission File No.)	56-0205520 (IRS Employer Identification No.)

526 South Church Street Charlotte, North Carolina (Address of principal executive offices)	28202-1904 (Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

On July 11, 2005, Duke Capital LLC, a wholly-owned subsidiary of the registrant, executed a Second Amendment to Reorganization Agreement by and among Duke Capital LLC, ConocoPhillips (Duke Capital LLC’s co-equity owner in Duke Energy Field Services, LLC (DEFS)) and DEFS. The Second Amendment amends the definitive agreement that provides for the reduction of Duke Capital LLC’s ownership interest in DEFS from 69.7% to 50%. The definitive agreement was described in the registrant’s Form 8-K filed on June 2, 2005. The Second Amendment provides that the transfer of ConocoPhillips’ Empress System assets to Duke Capital LLC will be delayed pending repairs to the asset from damage from a recent windstorm, and that if Duke Capital LLC elects to have the Empress System assets transferred to it, cash will be remitted to ConocoPhillips as consideration for the transfer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ Edward M. Marsh, Jr.

Edward M. Marsh, Jr.

Deputy General Counsel and
Assistant Secretary

Date: July 15, 2005